Non-Current Assets Classified as Held for Sale - Summary of Net Cash Flows from Operating Investing and Financing Activities (Detail) - CLP ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
NON-CURRENT ASSETS CLASSIFIED AS HELD FOR SALE
Net cash provided by operating activities	$ 568,606,771	$ 465,273,275	$ 488,167,382
Net cash used in investing activities	(392,606,983)	(228,125,034)	(91,867,647)
Net cash provided by (used in) financing activities	(314,369,505)	(291,939,624)	(301,835,211)
Net (decrease) increase in cash and cash equivalents before the effect of exchange rate changes	(138,369,717)	(54,791,383)	94,464,524
Effect of exchange rate changes on cash and cash equivalents	(132,604)	(4,245,853)	2,076,138
Net (decrease) increase in cash and cash equivalents	(138,502,321)	(59,037,236)	$ 96,540,662
Cash and cash equivalents at the beginning of the year	151,989,905
Cash and cash equivalents at the end of the year	$ 13,487,584	$ 151,989,905